1

July 28, 2004

Fiscal Year 2004 3rd Quarter
Earnings Conference Call

Larry Yost, Chairman and CEO
Carl Soderstrom, Senior Vice President and CFO

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

This presentation contains “forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions;
the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates;
availablity and cost of raw materials; OEM program delays; demand for and market acceptance of new and existing products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to access capital markets; the credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in
ArvinMeritor’s Securities and Exchange Commission filings.

Forward-Looking Statements

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

3rd Quarter Income Statement

(in millions, except per share amounts)

2004

2003

$

%

Sales

2,388

$

2,109

$

279

$

13%

Cost of Sales

(2,159)

(1,896)

(263)

-14%

Gross Margin

229

213

16

8%

SG&A

(123)

(111)

(12)

-11%

Restructuring Costs

(4)

(5)

1

20%

Operating Income

102

97

5

5%

Equity in Earnings of Affiliates

5

4

1

25%

Interest Expense, Net and Other

(26)

(26)

-

0%

Income Before Income Taxes

81

75

6

8%

Provision for Income Taxes

(24)

(24)

-

0%

Minority Interests

(4)

(4)

-

0%

Net Income

53

$

47

$

6

$

13%

Diluted EPS

0.77

$

0.69

$

0.08

$

12%

Operating Margin

4.3%

4.6%

(0.3)

pts

Better/(Worse)

Quarter Ended June 30,

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

3rd Quarter Segment Sales

(in millions)

2004

2003

$

%

Sales

Light Vehicle Systems

North America

524

$

511

$

13

$

3%

Europe

604

561

43

8%

South America

45

44

1

2%

Asia-Pacific and Other

77

79

(2)

-3%

    Total

1,250

1,195

55

5%

Commercial Vehicle Systems

North America

532

394

138

35%

Europe

224

177

47

27%

South America

34

23

11

48%

Asia-Pacific and Other

72

51

21

41%

    Total

862

645

217

34%

Light Vehicle Aftermarket

North America

151

165

(14)

-8%

Europe

56

53

3

6%

South America

9

1

8

 800%

Asia-Pacific and Other

8

6

2

 33%

    Total

224

225

(1)

0%

Other - North America

52

_________

44

_________

8

_________

18%

    Total

2,388

$

2,109

$

279

$

13%

Quarter Ended June 30,

 Better/(Worse)

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

3rd Quarter Segment Operating Income

(in millions)

2004

2003

$

%

Operating Income

Light Vehicle Systems

38

$

46

$

(8)

$

-17%

Commercial Vehicle Systems

53

38

15

39%

Light Vehicle Aftermarket

4

10

(6)

-60%

Other

7

3

4

133%

         Total Operating Income

102

$

97

$

5

$

5%

Operating Margin

Light Vehicle Systems

3.0%

3.8%

(0.8)

pts

Commercial Vehicle Systems

6.1%

5.9%

0.2

pts

Light Vehicle Aftermarket

1.8%

4.4%

(2.6)

pts

Other

13.5%

6.8%

6.7

pts

        Total Operating Margin

4.3%

4.6%

(0.3)

pts

Quarter Ended June 30,

Better/(Worse)

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

Balance Sheet Highlights

(in millions)

June 30,

Mar. 31,

Dec. 31,

Sept. 30,

June 30,

2004

2004

2003

2003

2003

Cash

122

$

119

$

137

$

103

$

103

$

Short-term Debt

5

$

3

$

12

$

20

$

12

$

Long-term Debt

1,585

1,527

1,572

1,541

1,562

Total Debt

1,590

$

1,530

$

1,584

$

1,561

$

1,574

$

Minority Interests

64

68

73

64

73

Equity

1,100

1,051

1,024

899

1,040

Total Debt to Capital

58%

58%

59%

62%

59%

Net Debt (1)

1,590

1,601

1,694

1,696

1,757

Factored Receivables

9

16

70

47

89

Securitized Receivables

142

225

223

237

263

Working Capital  (2)

616

661

673

562

622

Working Capital % of Sales (3)

6.7%

7.4%

7.1%

7.5%

6.5%

(1)

Net debt is calculated as total debt less fair value of interest rate swaps plus factored and securitized receivables less cash.

(2)

Includes accounts receivable securitization and factored receivables and excludes cash and short term debt.

(3)

Calculated using quarterly average working capital and current quarter annualized sales.

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

Cash Flow Highlights

(in millions)

2004

2003

Net income

113

$

103

$

Adjustments to Income:

   Depreciation and Amortization

164

161

   Gain on Sale of Marketable Securities

(7)

-

   Restructuring Costs, Net of Expenditures

1

2

   Gain on Divestitures

(20)

(2)

   Pension and Retiree Medical Expense

99

73

   Pension and Retiree Medical Contributions

(185)

(141)

   Changes in Assets and Liabilities

(65)

(138)

Cash Provided by Operations (Ex. AR Secur. and Factoring)

100

58

   Accounts Receivable Securitization and Factored Receivables

(115)

148

Cash (Used for) Provided by Operating Activities

(15)

$

206

$

Capital Expenditures

(108)

$

(119)

$

Acquistions of Businesses and Investments, Net of Cash Acquired

-

(104)

Proceeds from Dispositions of Property and Businesses

85

42

Proceeds from Sale of Marketable Securities

18

-

Other Investing Activities

(1)

-

Cash Used for Investing Activities

(6)

$

(181)

$

   Net Change in Revolving Debt

45

$

44

$

   Net Change in Other Debt

5

(22)

Net Increase in Debt

50

22

Proceeds from the Exercise of Stock Options

5

-

Cash Dividends

(21)

(20)

Cash Provided by Financing Activities

34

$

2

$

Nine Months Ended June 30,

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

FY 2004 Light Vehicle

Production Outlook

(in millions)

Calendar

Q1

Q2

Q3

Q4

Full Year

Year

North America

2004 Outlook

3.9

4.2

4.2

3.6

15.9

15.9

2003 Actual

3.9

4.2

4.2

3.7

16.0

16.0

Change

0%

0%

0%

-3%

-1%

-1%

Western Europe (1)

2004 Outlook

4.3

4.3

4.4

3.6

16.6

16.5

2003 Actual

4.2

4.4

4.4

3.7

16.7

16.8

Change

2%

-2%

0%

-3%

-1%

-2%

(1) - Includes Czech Republic

Source: CSM Worldwide, Inc.

Fiscal Year Ended September 30

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

Light Vehicle Systems Net New Business

(in millions)

Implied

Actual

Annual

2003

2004

2005

2006

Cumulative

Growth

4,355

$

236

$

226

$

118

$

580

$

4%

Sales

Incremental

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

FY 2004 Commercial Vehicle
Production Outlook

(in thousands)

Calendar

Q1

Q2

Q3

Q4

Full Year

Year

North America - Class 8 Trucks (1)

2004 Outlook

47

54

64

69

234

251

2003 Actual

41

35

43

45

164

170

Change

15%

54%

49%

53%

43%

48%

Western Europe - Heavy & Medium Trucks

2004 Outlook

95

93

98

90

376

374

2003 Actual

98

93

92

81

364

361

Change

-3%

0%

7%

11%

3%

4%

(1) - Includes U.S., Canada and Mexico

Fiscal Year Ended September 30

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

FY 2004 Sales Outlook

(in millions)

Sales FY 2003

7,788

$

7,788

$

Light Vehicle Systems

523

-

528

Commercial Vehicle Systems

749

-

754

Light Vehicle Aftermarket

1

-

6

Other

29

-

29

Total Change

1,302

-

1,317

Sales FY 2004

9,090

$

-

9,105

$

FY 2004

Full Year Outlook

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

Full Year FY 2004 Outlook

(in millions, except EPS)

FY 2003

Full Year

Sales

7,788

$

9,090

$

-

9,105

$

Operating Margin

4.0%

3.4%

-

3.5%

Net Income Before Acctg. Change

(1)

140

$

151

$

-

155

$

Diluted EPS Before Acctg. Change

(1)

2.06

$

2.20

$

-

2.25

$

Note (1):  FY 2003 excludes the cumulative effect of an accounting change due to the adoption of FIN 46 of $4 million ($0.06 per diluted share).

Note (2):  Outlook does not include the impact of any future acquisitions or divestitures.

Full Year Outlook (2)

FY 2004

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

Planned Facility Closures and Workforce
Reduction Costs and Savings

(in millions)

Q1

Q2

Q3

Q4

Full Year

Pre-tax Charge

(1)

$

(8)

$

(4)

$

(6)

$

(19)

$

Pre-tax Savings

-

1

4

6

11

Net Pre-tax Impact

(1)

$

(7)

$

-

$

-

$

(8)

$

Diluted Earnings Per Share

(0.01)

$

(0.07)

$

-

$

-

$

(0.08)

$

Fiscal Year 2004 Forecast

Actual

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

FY 2004 Free Cash Flow Outlook

(in millions)

Net Income

151

$

-

155

$

Adjustments to Income

Depreciation and Other Amortization

215

-

220

Pension and Retiree Medical Expense

130

-

130

Pension and Retiree Medical Contributions

(205)

-

(210)

Changes in Assets and Liabilities

34

-

60

Cash Provided by Operations

325

-

355

Capital Expenditures

(185)

-

(195)

Free Cash Flow

140

$

-

160

$

Net Proceeds from Acquisitions and Divestitures (1)

102

$

-

102

$

Cash Dividends ($0.40 per share)

(28)

$

-

(28)

$

(1) Includes sale of businesses, property and marketable securities.

Note: Does not include the effects of any changes in A/R securitization and factoring or any future acquisitions or divestitures.

Full Year

FY 2004

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

4th Quarter FY 2004 Sales Outlook

(in millions)

Sales FY 2003 Fourth Quarter

1,977

$

1,977

$

Light Vehicle Systems

42

-

47

Commercial Vehicle Systems

239

-

244

Light Vehicle Aftermarket

6

-

11

Other

1

-

1

Total Change

288

-

303

Sales FY 2004 Fourth Quarter

2,265

$

-

2,280

$

FY 2004

4th Quarter Outlook

4th Quarter FY 2004 Outlook

(in millions, except EPS)

FY 2003

4th Quarter

Sales

1,977

$

2,265

$

2,280

$

Operating Margin

3.8%

3.4%

-

3.6%

Net Income (1)

37

$

38

$

-

41

$

Diluted Earnings Per Share (1)

0.54

$

0.55

$

-

0.60

$

(1)  FY 2003 excludes the cumulative effect of an accounting change due to the adoption of FIN 46 of $4 million ($0.06 per diluted share).

(2)  Outlook does not include the impact of any acquistions or divestitures.

FY 2004

4th Quarter Outlook (2)

Appendix

Non-GAAP Financial Information

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”)
included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures.  These measures include “net debt”, “sales in constant currency” and “free cash flow”.  Net debt is defined as total debt less the fair value adjustment of debt due to interest rate swaps, plus securitized and factored receivables, less cash.
Free cash flow represents net cash provided by operating activities before the net change in accounts receivable securitized or factored, less capital expenditures.  The Company believes it is appropriate to exclude the net change in securitized and factored  accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that net debt is an important indicator of the Company’s overall leverage and free cash flow is useful in analyzing the
Company’s ability to service and repay its debt.  Further, management uses these non-GAAP measures for planning and forecasting in future periods.

Neither, net debt nor free cash flow should be considered substitutes for debt, cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity.
In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses.  These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarily titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

Non-GAAP Financial Information

Net Debt

(in millions)

June 30,

Mar. 31,

Dec. 31,

Sept. 30,

June 30,

2004

2004

2003

2003

2003

Total Debt

1,590

$

1,530

$

1,584

$

1,561

$

1,574

$

Less:

Fair value of interest rate swaps

(29)

(51)

(46)

(46)

(66)

Plus:

Receivable securitization

142

225

223

237

263

Plus:

Receivable factorization

9

16

70

47

89

   Subtotal

1,712

1,720

1,831

1,799

1,860

Less:

Cash

(122)

(119)

(137)

(103)

(103)

    Net Debt

1,590

$

1,601

$

1,694

$

1,696

$

1,757

$

ArvinMeritor
Fiscal 2004 3rd Quarter Earnings Conference Call

Non-GAAP Financial Information

Sales in Constant Currency

(in millions)

Sales

Reported

Sales

Approximate

Currency

Impact

Sales in

Constant

Currency

Light Vehicle Systems

1,250

$

(55)

$

1,195

$

Commercial Vehicle Systems

862

(10)

852

Light Vehicle Aftermarket

224

(5)

219

Other

52

-

52

Total

2,388

$

(70)

$

2,318

$

Quarter Ended June 30, 2004